UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2017

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 9, 2017, The Williams Companies, Inc. (“Williams”) and Williams Partners L.P. (the “Partnership”) issued a joint press release announcing, among other things, a series of transactions designed to simplify the Partnership’s capital structure (the “Simplification Transactions”). A copy of the joint press release is furnished and attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Williams and the Partnership further announced that they will discuss the Simplification Transactions during a conference call and live webcast with investors beginning at 4:10 p.m. (EDT) on January 9, 2017. The webcast will be accessible at www.williams.com, and slides to be used in connection with the conference call and webcast are available on the website for viewing, downloading and printing and are furnished and attached as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference. A limited number of phone lines will be available at (888) 430-8678. International callers should dial (719) 325-2477. The conference ID is 1460428.

The information furnished under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 9, 2017

99.2	Slides to be used in connection with the January 9, 2017 conference call and webcast

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC,
its General Partner

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: January 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 9, 2017

99.2	Slides to be used in connection with the January 9, 2017 conference call and webcast